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                                                            DRAFT DATED 11/21/96

                             MILLENNIUM AMERICA INC.

                     [ ]% SENIOR NOTES DUE NOVEMBER __, 2006
                  [ ]% SENIOR DEBENTURES DUE NOVEMBER __, 2026

                          ---------------------------

                          UNCONDITIONALLY GUARANTEED BY
                            MILLENNIUM CHEMICALS INC.

                             UNDERWRITING AGREEMENT

                                                        .................., 1996

Goldman, Sachs & Co.,
Bear, Stearns & Co. Inc.,
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
J.P. Morgan Securities Inc.,
Salomon Brothers Inc
    As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     Millennium America Inc., a Delaware corporation (the "Issuer"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of $_______ principal amount of the Issuer's __% Senior Notes due November __, 2006 (the "Notes") and an aggregate of $________ principal amount of the Issuer's __% Senior Debentures due November __, 2026 (the "Debentures" and, together with the Notes, the "Securities"). The Securities are unconditionally guaranteed (the "Guarantees") by Millennium Chemicals Inc., a Delaware corporation (the "Company").

     1. The Company and the Issuer represent and warrant to, and agree with, each of the Underwriters that:


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             (a) A  registration  statement on Form S-1 (File No.  333-15975 and
        333-15975-01) (including all pre-effective amendments thereto, if any, the "Initial Registration Statement") in respect of the Securities has
        been  filed  with  the   Securities   and   Exchange   Commission   (the
        "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the
        Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the
        Commission  (any   preliminary   prospectus   included  in  the  Initial
        Registration Statement and incorporated by reference in the Rule 462(b) Registration Statement, if any, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1 and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the
        time  it  was  declared  effective  or  the  Rule  462(b)   Registration
        Statement, if any, at the time it became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

             (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Issuer by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in


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        reliance upon and in conformity with information furnished in writing to the Company or the Issuer by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or such as singly or in the aggregate do not have a material adverse effect on the financial position, stockholders' equity, or results of operations of the Company and its subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

             (e) The Company and each of its Significant Subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X under the Act) has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries taken as a whole;

             (f) Each of the Company and the Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

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             (g) The Company has an  authorized  capitalization  as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

             (h) (i) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms and entitled to the benefits provided by the indenture to be dated as of ___________, 1996 (the "Indenture") among the Company, the Issuer and The Bank of New York, as Trustee (the "Trustee"), under which they are to be issued, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; (ii) the Indenture will be substantially in the form filed as an exhibit to the Registration Statement; (iii) the Guarantees have been duly authorized and, upon due execution, authentication and delivery of the Securities and the endorsement of the Guarantees thereon, the Guarantees will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; (iv) the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company, the Issuer and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; (v) this Agreement has been duly authorized, executed and delivered by the Company and the Issuer; and (vi) the Securities, the Guarantees and the Indenture will conform to the descriptions thereof in the Prospectus;

             (i) The issue and sale of the Securities, the endorsement of the Guarantees on the Securities by the Company and the compliance by the Company and the Issuer with all of the provisions of the Securities, the Guarantees, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the Issuer or
        (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties, which conflicts, breach or violations, in the case of Clauses (i) and (iii), could reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and no consent, approval,


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        authorization,  order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Guarantees or the consummation by the Company and the Issuer of the transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Securities and the Guarantees, such as have been obtained under the Trust Indenture Act
        and  such  consents,   approvals,   authorizations,   registrations   or
        qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

             (j) Neither the Company nor any of its Significant  Subsidiaries is
        (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which defaults, in the case of this Clause (ii), could reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

             (k) The statements set forth in the Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Securities, the Guarantees and the Indenture, are accurate, complete and fair;

             (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's and the Issuer's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (m) Neither the Company nor the Issuer is and, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

             (n) Neither the Company, the Issuer nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

             (o) Price Waterhouse LLP, who have certified certain financial statements of the Company and its subsidiaries, and Quantum Chemical Corporation and its subsidiaries, and Ernst & Young LLP, who have certified certain financial statements of HMB Holdings Inc. and SCM Chemicals Limited, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

             (p) All  intangibles  (including,  but not limited to,  trademarks,
        service  marks,  trade  names,   copyrights,   patents,  patent  rights,
        inventions   and   know-how)   that  the  Company  or  its

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        Significant Subsidiaries own or have pending, or under which any of them are licensed, and which are material to the business of the Company and its subsidiaries, taken as a whole, are in good standing and uncontested in all respects material to the Company and its subsidiaries, taken as a whole, and not subject to any material liens or encumbrances or rights thereto or therein by third parties, other than license agreements entered into by the Company or any of its subsidiaries. All of the trademarks and trade names used by the Company and its subsidiaries and their respective licensees to identify their products and services, which are material to the Company and its subsidiaries, taken as a whole ("Trademarks"), are protected by registration or applications for registration in the name of the Company or its subsidiaries on the principal register in the United States Patent and Trademark Office and by rights in the United States accorded the Company and its subsidiaries by virtue of the common law, as well as, where applicable, by issued and existing registrations or applications for registration in the name of the Company or its subsidiaries (or their nominees) and rights accorded the Company and its subsidiaries by virtue of common or civil law in foreign jurisdictions in which the Company or its subsidiaries currently conducts its or their business, except where the failure to be so registered could not reasonably be expected to, singly or in the aggregate, result in a material adverse effect upon the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole. To the best of the Company's knowledge, the Company and its subsidiaries and their respective licensees have the right to use the Trademarks and there are no oppositions, cancellations or other proceedings challenging such right of use which, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. To the best of the Company's knowledge, no claims are pending challenging or questioning the use, ownership or validity of any intangibles owned or used by the Company or any of its subsidiaries material to the business of the Company and its subsidiaries taken as a whole;

             (q)  Except  as  disclosed  in  the  Prospectus  or  as  could  not reasonably be expected to, singly or in the aggregate, result in a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, (i) neither the Company nor any of its subsidiaries is in violation of any Environmental Laws (as defined below), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under all applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, notices of noncompliance or violation, proceedings or, to the Company's knowledge, investigations relating to any Environmental Law against the Company or any of its subsidiaries, and (iv) there have been no releases, spills or discharges of Hazardous Materials (as defined below) on or underneath any of the properties currently or formerly owned, leased or operated by the Company or any of its subsidiaries. For purposes of this Agreement, the term "Environmental Law" means any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of Hazardous Materials or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. The term "Hazardous Materials" means any chemical, pollutants, contaminants,


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        wastes, toxic substances,  hazardous substances,  petroleum or petroleum
        products,  asbestos,   polychlorinated  biphenyls,  caustic  substances,
        radioactive materials, or any other substance defined as hazardous, toxic, or dangerous by, or regulated under, any Environmental Law; and

             (r) The Unaudited Pro Forma Combined Financial Data set forth in the Registration Statement and the Prospectus with respect to the Company has been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission, has been compiled on the pro forma basis described therein, and in the opinion of the Company, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based on good faith estimates and assumptions believed by the Company to be reasonable at the time made.

        2. Subject to the terms and conditions herein set forth, the Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer, (a) at a purchase price of ____% of the principal amount thereof, plus accrued interest, if any, from ____________, 1996 to the Time of Delivery hereunder, the principal amount of the Notes set forth opposite the name of such Underwriter in
Schedule I hereto under column (A), and (b) at a purchase price of ___% of the principal amount thereof, plus accrued interest, if any from _________, 1996 to the Time of Delivery hereunder, the principal amount of the Debentures set forth opposite the name of such Underwriter in Schedule I hereto under column (B).

        3. Upon the authorization by the Underwriters of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

        4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuer with The Depository Trust Company ("DTC") or its designated custodian. The Issuer will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds, to the account specified by the Issuer, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Issuer will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on ____________, 1996 or such other time and date as Goldman, Sachs & Co., the Company and the Issuer may agree upon in writing. Such time and date are herein called the "Time of Delivery".

        (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the

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parties  hereto.  For the  purposes of this Section 4, "New York  Business  Day"
shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

        5.  Each  of  the  Company  and  the  Issuer  agrees  with  each  of the
Underwriters:

        (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

        (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor the Issuer shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and the Guarantees and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Trust Indenture Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of

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

such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

        (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

        (e) During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery and such earlier time as you may notify the Company and the Issuer, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company or the Issuer that are substantially similar to the Securities and the Guarantees;

        (f) To furnish to the holders of the Securities all of the documents specified in Section 1010 of the Indenture, all in the manner specified therein;

        (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements which the Company or the Issuer furnishes to or files with the Commission or any national securities exchange on which the Securities or any class of securities of the Company or the Issuer are listed;

        (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds;" and

        (i) If the Company and the Issuer elect to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

        6. The Company and the Issuer covenant and agree with one another and the several Underwriters that the Company and the Issuer (without duplication) will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Issuer's counsel and accountants in connection with the registration of the Securities and the Guarantees under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees; (iii) all expenses in connection with the qualification of the Securities and the Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities and the Guarantees; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the Guarantees; (vi) the cost of preparing the Securities and the Guarantees; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Guarantees; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities and the Guarantees by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of each of the Company and the Issuer herein are, at and as of the Time of Delivery, true and correct, the condition that each of the Company and the Issuer shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company and the Issuer have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

        (b) Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, shall have furnished to you such opinion (a draft of such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, with respect to the valid existence of the Company and the Issuer, this Agreement, the validity of the Indenture, the Securities and the Guarantees, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

        (c) Weil, Gotshal & Manges LLP, counsel for the Company and the Issuer, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

             (ii) The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

             (iii) The Company has authorized capital stock as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

             (iv)  This  Agreement  has  been  duly  authorized,   executed  and
        delivered by each of the Company and the Issuer;

             (v) The Securities have been duly authorized, executed and delivered by the Issuer, and, when authenticated by the Trustee and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and legally binding obligations of the Issuer, entitled to the benefits provided by the Indenture, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, and, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

             (vi) The Guarantees have been duly authorized, executed and delivered by the Company and, when the Securities have been authenticated by the Trustee and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, and, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

             (vii)  The  Indenture  has  been  duly  authorized,   executed  and
        delivered by the Company and the Issuer and (assuming its due authorization, execution and delivery by the Trustee) constitutes a valid and legally binding obligation of the Company and the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally and, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

             (viii) The issue and sale of the Securities by the Issuer and the Guarantees by the Company and the compliance by the Company and the Issuer with all of the provisions of the Securities, the Guarantees, the Indenture and this Agreement and the consummation by them of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us which is material to the Company and its subsidiaries, taken as a whole, to which the Company or the Issuer is a party or by which the Company or the Issuer is bound or to which any of the property or assets of the Company or the Issuer is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the Issuer or any New York, Delaware corporate or federal statute, rule or regulation (other than foreign and state securities or Blue Sky laws, as to which such counsel need not express an opinion, and other than federal securities laws, as to which such counsel need not express an opinion except as otherwise set forth herein) or any order of any court or governmental agency or body having jurisdiction over the Company or the Issuer or any of their properties of which we are aware;

             (ix) No consent,  approval,  authorization,  order, registration or qualification of or with any New York, Delaware corporate or federal governmental agency or body or, to our knowledge, any New York or federal court, is required for the issue and sale of the Securities by the Issuer or of the Guarantees by the Company or the consummation by the Company and the Issuer of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Guarantees by the Underwriters (as to which such counsel need not express an opinion);

             (x) The statements set forth in the Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Securities and the Guarantees or of the Indenture, are accurate summaries in all material respects;

             (xi) Neither the Company nor the Issuer is an "investment company" as such term is defined in the Investment Company Act; and

             (xii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company and the Issuer prior to the Time of Delivery (other than the financial statements and related notes, financial statement schedules and the other financial and accounting data therein and Exhibit 25.1 to the Registration Statement, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

        In addition, Weil, Gotshal & Manges LLP shall state that it has participated in conferences with directors, officers and other representatives of the Company and the Issuer, representatives of the independent public accountants for the Company and the Issuer, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent specified in subsection (x) of this Section 7(c)), no facts have come to its attention which lead it to believe that the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or at the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, financial statement schedules and the other financial and accounting data included in the Registration Statement or Prospectus, or with respect to Exhibit 25.1 to the Registration Statement).

        (d) George H. Hempstead, III, Esq., Senior Vice President-Law and Adminstration, of the Company and the Issuer, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) Each of the Company and the Issuer has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates and a copy of such opinions and certificates are furnished to you);

             (ii) Each Significant Subsidiary of the Company that is an operating company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each Significant Subsidiary of the Company that is an operating company have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates and a copy of such opinions and certificates are furnished to you);

             (iii) To the best of such counsel's knowledge, (i) the Company and each of its Significant Subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and (ii) any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries, taken as a whole (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and

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


        policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its Significant Subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its Significant Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates and copies thereof are furnished to you); and

             (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected to, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole.

        In addition, such counsel shall state that no facts have come to his attention which lead him to believe that the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or at the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, the financial statement schedules and the other financial data included in the Registration Statement or Prospectus, or with respect to Exhibit 25.1 to the Registration Statement).

        (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Price Waterhouse LLP shall have furnished to you a letter, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I(a) hereto (the executed copy of the letter delivered by Price Waterhouse LLP prior to the execution of this Agreement is attached as Annex I(b) hereto and a draft of the form of letter to be delivered by Price Waterhouse LLP on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(c) hereto;

        (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities and the Guarantees on the terms and in the manner contemplated in the Prospectus;

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

        (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or the Issuer's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Issuer's debt securities;

        (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities and the Guarantees on the terms and in the manner contemplated in the Prospectus;

        (i) The Company and the Issuer shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Issuer satisfactory to you as to the accuracy of the representations and warranties of the Company and the Issuer herein at and as of such Time of Delivery, as to the performance by the Company and the Issuer of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request; and

        (j) The Company and the Issuer shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Agreement.

        8. (a) The Issuer will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Issuer by any Underwriter through Goldman, Sachs & Co. expressly for use therein. The Company irrevocably and unconditionally guarantees the prompt performance and payment of the indemnification obligations of the Issuer set forth in this
Section 8(a), when and as the same shall become due and payable in accordance with the terms of this Section 8(a) (and if any payments made by the Company pursuant to such guarantee are subject to any withholding tax, the Company shall gross up the payments for the withholding tax).

        (b) Each Underwriter will indemnify and hold harmless the Company and the Issuer against any losses, claims, damages or liabilities to which the Company or the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Issuer by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Issuer for any legal or other expenses reasonably incurred by the Company and the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer on the one hand and the

Underwriters on the other from the offering of the Securities and the Guarantees. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Issuer bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Issuer on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Issuer and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities and the Guarantees underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) The obligations of the Company and the Issuer under this Section 8 shall be in addition to any liability which the Company and the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Issuer and to each person, if any, who controls the Company within the meaning of the Act.

        9. (a) If any Underwriter shall default in its obligation to purchase the Securities and the Guarantees which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities and Guarantees on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities and Guarantees, then the Company and the Issuer shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities and Guarantees on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Issuer that you have so arranged for the purchase of such Securities and Guarantees, or the Company and the Issuer notify you that they have so arranged for the purchase of such Securities and Guarantees, you or the Company and the Issuer shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Issuer agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities and Guarantees.

        (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you, the Company and the Issuer as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company and the Issuer shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you, the Company and the Issuer as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company and the Issuer shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Issuer, except for the expenses to be borne by the Company and the Issuer and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Issuer and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or the Issuer, or any officer or director or controlling person of the Company or the Issuer, and shall survive delivery of and payment for the Securities.

        11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Issuer shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Issuer as provided herein, the Company and the Issuer will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Issuer shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Issuer by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Issuer and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Issuer and each person who controls the Company or the Issuer or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities and the Guarantees from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Issuer. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Issuer for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     MILLENNIUM AMERICA INC.

                                     By:  ......................................
                                            Name:
                                            Title:



                                     MILLENNIUM CHEMICALS INC.

                                     By:  ......................................
                                            Name:
                                            Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
J.P. Morgan Securities Inc.
Salomon Brothers Inc

By:     ...........................................
                  (Goldman, Sachs & Co.)

           On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                              (A)              (B)
                                                                           PRINCIPAL        PRINCIPAL
                                                                           AMOUNT OF        AMOUNT OF
                                                                             NOTES          DEBENTURES
                                                                             TO BE            TO BE
                             UNDERWRITER                                   PURCHASED        PURCHASED
                                                                           ---------        ---------
         Goldman, Sachs & Co. .....................................       $                $
         Bear, Stearns & Co. Inc. .................................
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated..................................
         J.P. Morgan Securities Inc. ..............................
         Salomon Brothers Inc .....................................
                        Total......................................       ------------     ------------
                                                                          $                $
                                                                          ============     ============

                                                                      ANNEX I(a)

        Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Underwriters;

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Underwriters and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

             (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

             (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

             (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i)  the  unaudited  consolidated  statements  of  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                  (B) any other  unaudited  income  statement  data and  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                  (D) any unaudited pro forma consolidated  condensed  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a  specified  date not more than five days  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the  period  from  the  date of the  latest  financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
        (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                      ANNEX I(b)

                        [Executed Comfort Letter to Come]

                                                                      ANNEX I(c)

                   [Form of Bring-Down Comfort Letter to Come]

                                                                     ANNEX II(a)

                         [Fried, Frank Opinion to Come]

                                                                     ANNEX II(b)

                         [Weil, Gotshal Opinion to Come]

                                                                     ANNEX II(c)

                           [Hempstead Opinion to Come]